

Dorchester Minerals, LP
Annual Meeting

May 15, 2013



Forward-Looking Statements

Portions of this document may constitute "forward-looking statements" as defined by federal law. Such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Examples of such uncertainties and risk factors include, but are not limited to, changes in the price or demand for oil and natural gas, changes in the operations on or development of the Partnership's properties, changes in economic and industry conditions and changes in regulatory requirements (including changes in environmental requirements) and the Partnership's consolidated financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission.

Overview of 2012 Results

Activity → Reserves → Production → Distributions

Overview of 2012 Results

Activity → Reserves → Production → Distributions

2012 Activity

- Decreased activity in dry gas plays
  - Fayetteville Shale and Barnett Shale
- Increased activity in liquids-rich gas plays
  - Anadarko Basin
- Impactful development in oil plays
  - Bakken and Permian Basin
- Initial activity on partnership's Marcellus acreage
  - Lycoming County, Pennsylvania
- Continue to capture value through the Minerals NPI

Overview of 2012 Results

Activity → **Reserves** → Production → Distributions

2012 Reserves

- Total Proved Reserves of 86.0 Bcfe on 12/31/2012
  - All reserves are Proved Developed Producing (PDP)
  - Demonstrated history of positive revisions
  - Cumulative revisions since inception account for 103% of total reserves at year-end
  - Driving factors including new plays, field extensions, infill drilling, and new technology


Year-end Reserves (Bcfe)
100
80
60
40
20
0
1/31/2003
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Base
Revisions
Acquisitions


Oil & Cond. 25%
Natural Gas 68%
Plant Products 7%

Note: 12.5 Bcfe of acquired reserves at time transactions closed. Gas-Oil equivalency of 6:1 ratio is used throughout this presentation

2012 Reserves

- Revisions to Reported PDP Reserves


Equivalent Reserves (Bcfe)
100
90
80
70
60
50
40
30
20
10
0
2012 Production
13.5 Bcfe
86.0
Total Reserves
11.1
2012 Revisions
88.4
74.9
74.9
2012 Pro Forma
2012 Reserve Replacement 83%
Year-over-year Change in Reserves (3%)
12/31/2011
Reserves
12/31/2012
Pro Forma
12/31/2012
Reserves



2012 Reserves

- Composition of DMLP Reserves

Geographic Breakdown


Bakken 3%
Rockies 5%
Other 5%
Barnett Shale 7%
Mid-Continent 8%
South TX/ Gulf Coast 10%
Fayetteville Shale 11%
Hugoton 24%
Permian Basin 27%

Royalty-NPI Split


Equivalent Reserves (Bcfe)
70
60
50
40
30
20
10
0
56.9 Bcfe
29.1 Bcfe
Royalty 66%
NPI 34%
Royalty
NPI
Oil
Gas

Overview of 2012 Results

Activity → Reserves → **Production** → Distributions



2012 Production

- Total Production of 13.5 Bcfe
  - 80% of total production was gas and plant products, 20% oil and condensate
  - High quality properties + Diverse portfolio → Low decline rate

Historical Production



Daily Production (Mcfed)
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Forecasted Prod.
Actual Prod.

1-year Decline	+6.3%
3-year Decline	+9.3%
Decline Since Inception	+14.2%
Annualized Decline Rate	**+2.2%**

Geographic Breakdown



Mid-Continent 6%
Rockies 4%
Bakken 4%
South TX/ Gulf Coast 7%
Hugoton 24%
Barnett Shale 7%
Other 9%
Fayetteville Shale 17%
Permian Basin 22%

Note: Total production on wellhead basis, daily production on sales basis

2012 Production

- Diverse Sources of Production
  - New plays have replaced declines in legacy assets
  - Opportunities for production growth in mature basins


Daily Equivalent Rate (Mcfed)
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
2006
2007
2008
2009
2010
2011
2012
Bakken
Barnett
Fayetteville
Miscellaneous
Mid-Continent
S. TX/Gulf Coast
Permian
Hugoton

Note: Volumes attributable to NPI's are burdened by lease operating costs and capital expenses

Overview of 2012 Results

Activity → Reserves → Production → **Distributions**



2012 Distributions

- Cash Distributions Paid in Calendar 2012
  - Reflects Q4 2011 to Q3 2012 activity


Royalty Revenue
$47.2 MM
NPI Revenue
$10.5 MM
Other Revenue
$4.8 MM
Total Revenue
$62.5 MM
LP Distribution
$54.9 MM
GP Distribution
$2.0 MM
Total Expenses
$5.6 MM



2012 Distributions

- Distribution Components and Prices
  - Royalty properties contributed 75% to total 2012 distributions
  - Gross Revenue → 30% gas & plant product sales, 61% oil sales, 9% other revenue
  - Relative contributions from NPI's has decreased → heavily weighted to gas

Distribution History ($/unit)


$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Royalties
NPI
Other Revenue


Gas Price ($/Mcf)
Oil Price ($/bbl)
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Gas Price
Oil Price

Note: Oil and gas prices represent realized prices from royalty properties.



Dorchester Minerals, LP
Annual Meeting

May 15, 2013

Appendix



Portfolio Overview

- Geographically Diverse – 574 counties in 25 states
  - 378,000 net mineral acres (2,308,000 gross acres)
  - Varying NPRI's, ORRI's and leasehold interests in an additional 860,000 gross acres
  - Majority of acreage is undeveloped
  - Wide geographic spread including most major producing basins
  - Assets range from mature legacy production to areas with exploratory potential


Williston
110,000 net acres
Appalachia
26,000 net acres
Rockies
5,000 net acres
Eastern
26,000 net acres
Mid-Continent
35,000 net acres
Texas
152,000 net acres
Gulf Coast
20,000 net acres
Other
4,000 net acres

Basin/Area	Legacy Production	Ongoing Development	Expansion Potential
West Texas Southeast NM	Denver Unit Wasson	Wolfberry Bone Springs	Delaware Basin West TX Overthrust
Gulf Coast South Texas	Jeffress McAllen Ranch		Horizontal Wilcox
Mid-Continent	Hugoton	Fayetteville	Horizontal Granite Wash
Williston Basin	Nesson Anticline	Bakken / TF Red River	Three Forks (lower benches)
Appalachia		Marcellus	Utica Upper Devonian

Note: Acreage count as of 12/31/2012. Gross acres are not additive due to overlapping ownership among categories



2012 Reserves

- History of Positive Reserve Revisions
  - Cumulative Reserve Revisions have exceeded 100% of Current Reserves


Equivalent Reserves (Bcfe)
120
110
100
90
80
70
60
50
40
30
20
10
0
-10
109.5
Initial Reserves
12.5
Acquisitions
94.0
2003-2012
Production
(112.5 Bcfe)
(3.0)
86.0
89.0
Total
Reserves
Reserve
Revisions
Pro Forma
Reserves
01/31/2003
Reserves
12/31/2012
Pro Forma
12/31/2012
Reserves



2012 Production

- Historical Production Profile
  - Portfolio has shifted toward royalties over time, but net profits interests have a new source of production growth after payout of the Minerals NPI


Daily Equivalent Rate (Mcfed)
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Minerals
NPI Payout
Net Profits Interests
Royalty
2003
50% Royalty
2008
56% Royalty
Q3 2011
72% Royalty
Q4 2012
60% Royalty
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012



2012 Production

- Plant Products Contribution
  - Plant Products (PP) includes all production revenue other than that from oil and gas
  - Volume may be reported in barrels, cubic feet, gallons, bushels, etc. (or none)
  - Equivalent PP volumes are estimated based on the ratio of total PP revenue to total gas revenue
  - Equivalent PP volumes are sensitive to numerous factors including: gas prices, NGL prices, gas-oil price ratio, and gas composition


Daily Plant Products Rate (Mcfed)
Gas Price ($/Mcf)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Plant Products (Equivalent Volume)
Realized Natural Gas Price (Royalty)
2008
2009
2010
2011
2012



Royalty Overview

- Leasing and Development Activity
  - Consummated 66 leases/elections on 3,382 net acres in 24 counties/ parishes in seven states
  - Lease bonus payments up to $7,000/acre
  - Initial royalty terms up to 25%
  - Identified 404 new wells on royalty properties in eight states
  - Fayetteville Shale activity decreased in 2012
  - The price disparity between oil and gas has redistributed activity
    - Low gas prices → significant reduction of activity on gas assets
    - High oil prices → increased infill drilling and redevelopment on oil assets
  - 80 active lease offers as of May 2013



Net Profits Interests Overview

- NPI Provides LP Exposure to Working Interest Potential Without Generating UBTI
  - Four NPI groups were created at the time of formation in 2003 and two additional NPI groups created subsequently
  - Capitalize on strong negotiating position to capture additional value
  - Leverage information franchise
  - Optional working interest participation in numerous leases
  - Minerals NPI represents the majority of new development activity
  - Added 86 new wells located in Arkansas, Montana, North Dakota, New Mexico, Oklahoma and Texas

Net Profits Interests Production

- Relative contribution of NPI's has shifted over time
  - Hugoton accounted for 96% of NPI production at inception → 57% at year-end 2012
  - Minerals NPI volumes prior to Q3 2011 were not included in DMLP results

Daily Equivalent Rate (Mcfed)


20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Hugoton NPI
Other NPIs
Minerals NPI
Min NPI (Before Payout)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Net Profits Interests Production

- Non-Hugoton NPI Production
  - New Areas: MT Bakken (2005), Fayetteville (2006), ND Bakken (2008), Permian (2010)
  - Additional participation opportunities in West Texas and Bakken


Daily Equivalent Rate (Mcfed)
6,000
5,000
4,000
3,000
2,000
1,000
0
Miscellaneous
Bakken
Fayetteville
Permian
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Note: Includes pre-payout Minerals NPI production volumes



Minerals NPI

- What is the Minerals NPI and How Does it Work?
  - Upon its formation, Dorchester Minerals, LP (DMLP, the public partnership and owner of the mineral interests) provided for future development opportunities on its undeveloped mineral interests by the creation of the Minerals Net Profits Interest (Minerals NPI).
  - DMLP has negotiated and may continue to negotiate the right but not the obligation to participate in development activity in addition to retaining a royalty interest.
  - This right may take the form of an optional heads-up (unpromoted) working interest, carried working interest or reversionary (back-in) working interest. In some instances, an unleased mineral interest may be treated as a working interest subject to statutory non-consent provisions.
  - DMLP assigns this right to Dorchester Minerals Operating LP (the operating partnership or DMOLP) subject to the terms of the Minerals NPI.
  - DMOLP is an indirect wholly owned affiliate of DMLP's General Partner.
  - DMOLP funds all costs associated with this right, including drilling and completion costs.
  - DMLP and its partners are not liable for any costs or expenses.
  - DMOLP pays to DMLP 96.97% of the monthly "Net Proceeds" attributable to the properties subject to the Minerals NPI.
  - Net Proceeds is defined as total revenues less total expenses plus an amount equivalent to interest at a prevailing rate on any prior period deficit balance. In other words, DMOLP pays 100% of all costs, receives 100% of all revenues plus interest, and thereafter (sometimes called "Payout") pays 96.97% of net cashflow to DMLP.
  - LP distributions reflect 96% of royalty net cashflow and 99% of NPI net cashflow → 99% x 96.97% = 96%.
  - The Minerals NPI achieved payout status in September 2011 and contributed to our Q4 2011 distribution.

Minerals NPI

- What is the Minerals NPI and How Does it Work?


DMLP
Lease to third party for royalty and optional participation right
Participation right assigned to DMOLP
DMOLP pays 100% of costs and receives 100% of revenue plus interest equivalent on total NPI basis
Royalty (100% of cash flow)
NPI payment (96.97% of cash flow)
Distributable Cash
Limited Partners
96% of royalties
99% of NPI's
96% of Expenses
General Partner
4% of royalties
1% of NPI's
4% of Expenses



Minerals NPI

- Minerals NPI Cash Flow – Inception through Q1 2013

Cumulative Revenue	$49.6 MM
Cumulative Expense (LOE, taxes, etc)	($9.9 MM)
Cumulative Operating Income	$39.7 MM
Cumulative Investment/Commitments	($35.6 MM)
Cumulative Surplus (Deficit)	$4.1 MM

Cumulative Operating Income exceeded Cumulative Investments in Q3 2011 and the Minerals NPI began contributing to LP distributions


$ Millions
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
($1.0)
($2.0)
($3.0)
($4.0)
($5.0)
Investment (including Budgeted Items)
Net Operating Income
Surplus (Deficit)
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Note: Figures provide on a cash basis



Fayetteville Shale

- Eastern Arkoma Basin – Northern Arkansas
  - DMLP owns 23,336 gross/11,464 net acres in 196 sections
  - June 2006: Leased 9,800 net acres in 179 sections for 25% royalty with optional participation in 111 sections (subject to Minerals NPI)
  - June 2011: Leases covering 5,300 net acres expired with remainder of acreage HBP


Van Buren
Cleburne
Pope
Conway
White
Faulkner
Dorchester Acreage

Fayetteville Shale

- 2012 Production Results
  - 374 wells producing at year-end 2012
    - 2.9 MMcfd (WI) } **5.8 MMcfd**
    - 2.9 MMcfd (RI)
  - Produced 2.3 Bcf in 2012 52% from wells completed since January 2011

Net Daily Production (Mcfd)


8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Net RI Production
Net WI Production
2006 2007 2008 2009 2010 2011 2012 2013

Normalized Production Rate (Mcfd)


10,000
1,000
100
2.0 Bcf (SEECO)
2.5 Bcf (SEECO)
3.0 Bcf (SEECO)
DMLP Average
0 5 10 15 20 25 30 35
Months on Production

Note: Volumes from AOGC, 1st point on DMLP normalize curve based on estimates from partial month data

Fayetteville Shale

- 2012 Reserves
  - Total reserves of 9.1 Bcfe on 12/31/2012 → 53% royalty
  - Year-over-year reserves declined 18%
    - Lower natural gas price assumption negatively affected economic limits
    - Reduced activity compared to previous years – only 46 wells added in 2012


Gas Reserves (Bcf)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Royalty
NPI
+61%
+69%
+60%
+45%
(18%)
2006
2007
2008
2009
2010
2011
2012

New Wells	5	21	54	49	85	92	46

Bakken/Three Forks

- Williston Basin – Northwestern North Dakota
  - Diversified acreage position
    - 70,390 gross acres/8,905 net acres
  - Operators: Continental, COP, EOG, Hess, Marathon, Oasis
  - Elected non-consent option in 285 wells to date (193 in pay status)
    - Average royalty of all leases in unit (~16% royalty)
    - Back-in for full working interest after 150% payout
    - Working interest subject to Minerals NPI

Well Count


120
100
80
60
40
20
0
New Permits
New Wells Spud
Non-Consent Payout
2007
2008
2009
2010
2011
2012

Net Daily Production (boepd)


300
250
200
150
100
50
0
NPI
Royalty
2007
2008
2009
2010
2011
2012

Bakken/Three Forks

- Six County Core Area
  - Current development activity on DMLP acreage
    - 273 wells completed as producers
    - 56 wells in various stages of drilling or completion (or confidential)
    - 32 wells permitted and/or proposed by operator

    } **361 wells/permits**
  - Eight rigs currently drilling on DMLP acreage

Selected Recent Well Results

Well Name (Operator)	Test Rate (boepd)	BPO NRI	APO NRI
Clifford Bakke 26-35 #4-H (BEXP)	3,043	1.10%	4.94%
Domaskin 30-31 2-H (BEXP)	5,490	1.04%	5.94%
Domaskin 30-31 3-H (BEXP)	4,197	1.04%	5.94%
EN-Jeffrey A 155-94 2734 H-2 (Hess)	1,866	0.93%	5.08%
P. Alice 154-99-4-3-27-4H (Kodiak)	3,213	1.86%	11.65%
P. Alice 154-99-4-3-27-4H3 (Kodiak)	2,896	1.86%	11.65%
Basey 5300-44-12T (Oasis)	2,820	1.13%	1.13%
Wren Federal 5300-41-26H (Oasis)	4,885	1.86%	11.65%


Divide
Burke
Williams
Mountrail
McKenzie
Dunn
Parshall, Sanish & Stanley fields (426 nma)

Note: NRI values combine interests attributable to DMLP and DMOLP.

Hugoton Operated Properties

- Hugoton Field – Oklahoma Panhandle & SW Kansas
  - 2012 production within 1.8% of projection
  - Year-over-year production decline of 6.0% with a 2.4% decrease in net reserves
  - World-class asset but limited upside potential
  - Ongoing well optimization and cost-saving initiatives


Gas Rate (Mcfpd)
Well Count
100,000
10,000
1,000
200
150
100
50
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Note: Gas rate based on sales volumes

Appalachia

- Devonian Shale – New York and Pennsylvania
  - Concentrated acreage position
    - 32,395 gross acres/24,494 net acres
    - 70% in Allegany and Steuben Counties, NY
  - Challenging political environment in New York has limited activity relative to Pennsylvania
  - Potential targets
    - Upper Devonian oil (shallow)
    - Marcellus/Utica/Devonian shale gas (middle)
    - Trenton-Black River gas (deep)
  - Operators: Anadarko, Chesapeake, EOG, Range, Seneca, Shell, Talisman
  - Leased 506 net acres in Lycoming County, PA to Anadarko E&P in 2012
    - Drilling and completion activity currently underway
  - No reserves booked in 2012


Allegany &
Steuben Counties
NY
PA

Appalachia

- Southern Tier NY & Northern Tier PA


NY
PA
Cattaraugus
Allegany
13,216 nma
Steuben
4,714 nma
Schuyler
459 nma
Chemung
308 nma
Tioga
163 nma
NY
PA
McKean
1,158 nma
Potter
846 nma
Tioga
41 nma
Bradford
Elk
28 nma
Cameron
56 nma
Sullivan
Lycoming
506 nma
Clinton
256 nma
Clearfield
579 nma
Centre
196 nma
Horizontal Marcellus Wells & Active Permits

Distributions

- Distribution Determinations
  - Period from October 2011 through September 2012

	($ thousands)	
	Limited Partners	General Partner
4% of Net Cash Receipts from Royalty Properties	$ --------	$1,855
96% of Net Cash Receipts from Royalty Properties	$44,520	$ --------
1% of Net Profits Interests Paid to our Partnership	$ --------	$ 105
99% of Net Profits Interests Paid to our Partnership	$10,390	$ --------
Total Distributions	$54,910	$1,960
Operating Partnership Share (3.03% of Net Proceeds)	$ --------	$ 328
Total General Partner Share		$2,288
% Total	**96%**	**4%**

Management Ownership

- Alignment of GP and LP interests
  - GP has no incentive distribution rights – fixed sharing ratio
  - Management's LP interest exceeds its GP interest
  - Not incentivized to make dilutive transactions


2012 Cash Distributions $56.9 MM
3.5 %
11.1 %
85.4 %
Mgmt GP
$2.0 MM
Mgmt LP*
$6.3 MM
Mgmt LP is 3.2 times Mgmt GP
Other LP
$48.6 MM

* Management LP interest includes LP units owned by officers, directors and their immediate families.



Effects of Operating Leverage

- Royalty Interest vs. NPI

	Royalty Interest	Net Profits Interest
Production Volume	1,000 Mcf	1,000 Mcf
Gas Price	$4.00/Mcf	$4.00/Mcf
Revenue	$4,000	$4,000
Fixed Production Costs	($0)	($1,000)
Operating Income	$4,000	$3,000
Net Interest	25% Royalty	25% NPI
Net Cash Flow	$1,000	$750

25% Increase in Gas Price

	Royalty Interest	Net Profits Interest
Production Volume	1,000 Mcf	1,000 Mcf
Gas Price	$5.00/Mcf	$5.00/Mcf
Revenue	$5,000	$5,000
Fixed Production Costs	($0)	($1,000)
Operating Income	$5,000	$4,000
Net Interest	25% Royalty	25% NPI
Net Cash Flow	$1,250	$1,000

25% Increase in Royalty Cash Flow

33% Increase in NPI Cash Flow

Royalty Cash Receipts

- Long delay between production and cash distribution
  - Cash receipts extend over multiple months due to adjustments, releases, etc.
  - Prices can change dramatically between production and payment of distribution
  - Example of a typical cash receipt cycle :


Oil and Gas Produced
Cash receipts begin
1st Quarter Distribution declared
Dist. Paid (Feb-Mar cash)
2nd Quarter Distribution declared
Dist. Paid (Apr-Jun cash)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

LP distribution of all cash attributable to January production may occur as late as August, a 7-month time lag

Peer Group Comparison

- Market Performance
  - Pure royalties lack operating leverage inherent in net profits interests → Less volatility
  - Outperformance in low price environment (mid-2009) due to lower fixed cost structure

5-Year Normalized Returns (distributions reinvested)


250
200
150
100
50
0
2008
2009
2010
2011
2012
2013
DMLP
HGT
CRT
SJT
MTR
SBR
PBT

Note: Dist. reinvested on last day of quarter